Exhibit 23.1

                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 15, 2005, on our audits of the consolidated financial statements of WPCS International Incorporated and Subsidiaries as of and for the years ended April 30, 2005 and 2004. We also consent to the reference to our firm under the caption "Experts".



                                               /S/ J.H. COHN LLP
                                               ------------------


Roseland, New Jersey
September 21, 2005